                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated May 1, 2000, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, SAFECO Life Insurance Company, a Washington life insurance company and SAFECO Securities, Inc., is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES   SEPARATE ACCOUNTS UTILIZING THE FUNDS
----------------------------------   -------------------------------------
         (SERIES I SHARES)           -    Resource Variable Account A
AIM V.I. Aggressive Growth Fund           (Non Registered)
AIM V.I. Growth Fund                 -    Resource Variable Account B
                                     -    SafeFlex Separate Account (Non
        (SERIES II SHARES)                Registered)
AIM V.I. Capital Development Fund    -    Separate Account SL
AIM V.I. International Growth Fund   -    Separate Account C

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: May 1, 2003

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.

Attest: /s/ Jim Coppedge                By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        SAFECO LIFE INSURANCE COMPANY


Attest: /s/ Jacqueline M. Veneziana     By: /s/ Scott L. Bartholomaus
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


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

                                        SAFECO SECURITIES, INC.


Attest:                                 By: s/ Scott L. Bartholomaus
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


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